Exhibit 99.1

As previously announced, TDS and its subsidiaries will hold a joint teleconference Oct. 20, 2004 at 10:00 a.m. Chicago time. Interested parties may listen to the call live over the Internet by accessing the conference call page of the Investor Relations section in www.teldta.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Ruth E. Venning, Director, Corporate Relations
(312) 592-5327 ruth.venning@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS SOLID THIRD QUARTER RESULTS

CHICAGO - Oct. 20, 2004 - Telephone and Data Systems, Inc. [AMEX:TDS] reported operating revenues of $968.8 million for the third quarter of 2004, up 10 percent from $882.4 million in the comparable period a year ago, as restated. Operating income was $75 million in the third quarter compared to $134 million in the third quarter of 2003, as restated. Net income available to common and diluted earnings per share for the quarter were $25.1 million and $0.43 respectively, compared to net income available to common and diluted earnings per share of $41.7 million and $0.72 respectively, in the third quarter of 2003, as restated.

The decline in operating income, on a year-over-year basis, is primarily attributable to costs at U.S. Cellular relating to adding new customers, increases in handset subsidies, costs associated with new market launches, and additional depreciation expense. In addition, U.S. Cellular's third quarter 2004 operating results do not include any results from operations of the divested Florida, Georgia and south Texas markets, that were either traded or sold to AT&T Wireless.

The company recorded a diluted gain per share of $.08 for discontinued operations in the quarter relating to a reduction in accrual requirements, primarily tax related, associated with the merger of Aerial Communications, Inc. with VoiceStream Wireless Corporation in 2000. In the third quarter of 2003, the company recorded a diluted loss per share of $.03 for discontinued operations related to certain liabilities associated with the merger of Aerial Communications and VoiceStream.

President's Comments
"The third quarter was one of continued progress and achievement for our wireless and wireline businesses," said LeRoy T. Carlson, Jr., president and chief executive officer. "U.S. Cellular continued to aggressively grow its customer base, recording 144,000 net customer additions during the quarter. Contributing to this strong net-add performance was the company's low postpay churn rate of 1.6 percent, achieved despite this being the first full quarter with wireless number portability in effect throughout all of U.S. Cellular's markets.

"U.S. Cellular also made significant strides in strengthening its competitive position and enhancing its network quality. The company launched three new markets, all of which are contiguous to existing markets, and announced plans to divest certain non-strategic wireless assets. On track with its three-year network upgrade initiative, U.S. Cellular also completed the conversion of its Northwest markets to CDMA 1X technology during the quarter, and will have upgraded all of its markets prior to year end.

"TDS Telecom, our wireline operation that includes both incumbent and competitive local exchange carrier operations, reported year-over-year equivalent access line growth of 7 percent and high-speed DSL service growth of 63 percent. The incumbent local exchange carrier grew its long distance offering 32 percent over the third quarter of 2003.

"Driving the success of our business strategies are the efforts, creativity and dedication of all 11,200 employees and associates of the TDS family of companies. Their total commitment to a superb customer experience with every transaction greatly contributes to the continued strength of the company."

As previously announced, TDS and its subsidiaries will hold a joint teleconference Oct. 20, 2004, at 10:00 a.m. Chicago time. Interested parties may listen to the call live over the Internet by accessing http://www.vcall.com/CEPage.asp?ID=89406, or the conference call page of the Investor Relations section of www.teldta.com, or connect by telephone at 888/245-6674 with a pass code of 1398163. The conference call will be archived on the conference call section of our web site at www.teldta.com. Prior to the commencement of the call, certain financial and statistical information discussed during the conference call comments will be posted to the web site, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. Investors may access this additional information on the conference call page of the Investor Relations section of the TDS web site.

TDS, a FORTUNE 500 company, is a diversified telecommunications corporation founded in 1969. Through its strategic business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless and local telephone service. TDS builds value for its shareholders by providing excellent communications services in growing, closely related segments of the telecommunications industry. As of Sept. 30, 2004, the company employed 11,200 people and served nearly 6 million customers/units in 36 states.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company's plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: changes in circumstances or events that may affect the ability of USM to start up the operations of the licensed areas involved in the AT&T Wireless transaction completed in August 2003; the ability of U.S. Cellular to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in the overall economy; changes in competition in the markets in which TDS and U.S. Cellular operate; advances in telecommunications technology, including Voice over Internet Protocol; the impact of local number portability; changes to access and pricing of unbundled network elements; changes in the telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; changes in the capital markets that could adversely impact the availability, cost and terms of financing; an adverse change in the ratings afforded TDS and U.S. Cellular debt securities by nationally accredited ratings organizations; pending and future litigation; acquisitions/divestitures of properties and/or licenses;

2

and changes in customer growth rates, average monthly service revenue per unit, churn rates, roaming rates and the mix of products and services offered in TDS and U.S. Cellular markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit the web sites at:

TDS: www.teldta.com	TDS Telecom: www.tdstelecom.com
USM: www.uscellular.com	TDS Metrocom www.tdsmetro.com

3

TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
U.S. Cellular:
Consolidated Markets:
Total population (000s) (1)	45,581	45,581	45,581	46,267	45,817
Customer units	4,828,000	4,684,000	4,547,000	4,409,000	4,268,000
Gross customer unit activations	387,000	365,000	397,000	368,000	294,000
Net customer unit activations	144,000	137,000	196,000	141,000	66,000
Market penetration (1)	10.59%	10.28%	9.98%	9.53%	9.32%
Cell sites in service	4,713	4,420	4,122	4,184	4,082
Average monthly revenue per unit (2)	$48.49	$47.79	$46.16	$47.80	$49.05
Retail service revenue per unit (2)	$41.51	$41.58	$40.26	$40.64	$40.68
Inbound roaming revenue per unit (2)	$3.39	$3.21	$3.17	$3.90	$4.65
Long-distance/other revenue per unit (2)	$3.59	$3.00	$2.73	$3.26	$3.72
Minutes of use (MOU) (3)	553	542	491	462	435
Postpay churn rate per month (4)	1.6%	1.5%	1.3%	1.4%	1.6%
Marketing cost per gross
customer unit addition (5)	$410	$392	$371	$384	$405
Construction Expenditures (000s)	$131,648	$162,579	$100,535	$193,413	$135,111

(1)	Market penetration is calculated using 2003 Claritas population estimates for 9/30/04, 6/30/04 and 3/31/04 and 2002 Claritas estimates for 2003. "Total population" represents the total population of each of U.S. Cellular's consolidated markets, regardless of whether the market has begun marketing operations. The 9/30/04, 6/30/04 and 3/31/04 total population counts include the population of the market added to consolidated operations as of 1/1/04, but exclude the population of the six markets sold to AT&T Wireless in February 2004. The 12/31/03 and 9/30/03 total population counts exclude the population of the 10 markets transferred to AT&T Wireless in August 2003 and include the population of markets acquired from AT&T Wireless in that transaction. The population of markets for which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless are not included in the total population counts for any period.
(2)	Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:
Service Revenues per Financial Highlights	$691,964	$662,658	$619,382	$620,639	$628,440
Components:
Retail service revenue during quarter	$592,411	$576,541	$540,228	$527,626	$521,247
Inbound roaming revenue during quarter	$48,402	$44,516	$42,499	$50,653	$59,638
Long-distance/other revenue during quarter	$51,151	$41,601	$36,655	$42,360	$47,555

Divided by average customers during quarter (000s)	4,757	4,622	4,473	4,328	4,271
Divided by three months in each quarter	3	3	3	3	3

Retail service revenue per unit	$41.51	$41.58	$40.26	$40.64	$40.68
Inbound roaming revenue per unit	$3.39	$3.21	$3.17	$3.90	$4.65
Long-distance/other revenue per unit	$3.59	$3.00	$2.73	$3.26	$3.72

Average monthly revenue per unit	$48.49	$47.79	$46.16	$47.80	$49.05

(3)	Average monthly local minutes of use per customer (without roaming).
(4)	Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.
(5)	Due to changes in accounting for agent rebates and net customer retention expenses, for all periods shown this measurement is no longer calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular's web site, along with additional information related to U.S. Cellular's third quarter results, at www.uscellular.com.
4

TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
TDS Telecom
ILEC:
Access line equivalents (1)	725,500	725,600	722,400	722,200	721,600
Access lines	658,200	660,400	660,900	663,800	668,200
Internet service accounts	104,800	112,100	113,600	112,900	115,600
Digital Subscriber Lines (DSL) customers	33,000	31,500	27,300	23,600	19,300
Long Distance customers (3)	289,000	280,900	266,300	230,500	218,600
Caller I.D. penetration (2)	35.2%	34.5%	33.8%	33.1%	32.4%
Voicemail penetration (2)	13.5%	13.5%	13.3%	13.3%	13.4%
Construction Expenditures (000s)	$31,571	$26,961	$17,616	$35,217	$32,007
CLEC:
Access line equivalents (1)	412,500	395,600	378,800	364,800	346,500
Internet service accounts	19,100	20,300	21,600	22,200	23,600
Percent of access lines on-switch	86.8%	85.7%	84.5%	83.5%	82.2%
Digital Subscriber Lines (DSL) customers	27,000	25,000	22,700	20,100	17,600
Construction Expenditures (000s)	$7,198	$8,596	$6,456	$10,086	$7,999

(1)	Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.
(2)	Caller I.D. and Voicemail penetration is the total residential and business one-party customers purchasing the service divided by the total of lines equipped for the service.
(3)	Beginning January 1, 2004, the long distance customers reflect those lines that have chosen TDS Telecom as their primary interexchange carrier. Prior to that, a count of customers was used.
5

TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Three Months Ended September 30, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)
		2003
	2004	Restated	Amount	Percent

Operating Revenues
U.S. Cellular	$748,213	$664,976	$83,237	12.5%
TDS Telecom	220,567	217,411	3,156	1.5%

	968,780	882,387	86,393	9.8%

Operating Expenses
U.S. Cellular
Expenses excluding Depreciation, Amortization and Accretion	578,796	467,223	111,573	23.9%
Depreciation, Amortization and Accretion	127,408	103,634	23,774	22.9%
Loss (Gain) on Assets Held for Sale	—	(1,442)	1,442	N/M

	706,204	569,415	136,789	24.0%

TDS Telecom
Expenses excluding Depreciation and Amortization	145,542	138,319	7,223	5.2%
Depreciation and Amortization	42,054	40,604	1,450	3.6%

	187,596	178,923	8,673	4.8%

Total Operating Expenses	893,800	748,338	145,462	19.4%

Operating Income
U.S. Cellular	42,009	95,561	(53,552)	(56.0%	)
TDS Telecom	32,971	38,488	(5,517)	(14.3%	)

	74,980	134,049	(59,069)	(44.1%	)

Other Income (Expense)
Investment Income	19,579	11,644	7,935	68.1%
Interest and Dividend Income	6,227	4,426	1,801	40.7%
(Loss) on Investments	(491)	—	(491)	N/M
Interest (Expense)	(52,135)	(41,604)	(10,531)	(25.3%	)
Minority Interest in Income of Subsidiary Trust	—	(4,273)	4,273	N/M
Other Income (Expense), Net	(3,975)	(8,550)	4,575	53.5%

	(30,795)	(38,357)	7,562	19.7%

Income Before Income Taxes	44,185	95,692	(51,507)	(53.8%	)
Income Tax Expense	17,864	38,828	(20,964)	(54.0%	)

Income Before Minority Interest	26,321	56,864	(30,543)	(53.7%	)
Minority Share of (Income), net of tax	(5,521)	(13,448)	7,927	58.9%

Income From Continuing Operations	20,800	43,416	(22,616)	(52.1%	)
Discontinued Operations, net of taxes	4,351	(1,609)	5,960	N/M

Net Income	25,151	41,807	(16,656)	(39.8%	)
Preferred Dividend Requirement	(51)	(105)	54	N/M

Net Income Available to Common	$25,100	$41,702	$(16,602)	(39.8%	)

Basic Average Common Shares Outstanding (000s)	57,321	57,420	(99)	(0.2%	)
Basic Earnings (Loss) Per Share
Income from Continuing Operations	$0.36	$0.76	$(0.40)	(52.6%	)
Discontinued Operations	0.08	(0.03)	0.11	N/M

	$0.44	$0.73	$(0.29)	(39.7%	)

Diluted Average Common Shares Outstanding (000s)	57,615	57,866	(251)	(0.4%	)
Diluted Earnings (Loss) Per Share
Income from Continuing Operations	$0.35	$0.75	$(0.40)	(53.3%	)
Discontinued Operations	0.08	(0.03)	0.11	N/M

	$0.43	$0.72	$(0.29)	(40.3%	)

N/M - Percentage change not meaningful

6

TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Nine Months Ended September 30, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)
		2003
	2004	Restated	Amount	Percent

Operating Revenues
U.S. Cellular	$2,118,088	$1,914,687	$203,401	10.6%
TDS Telecom	655,792	640,392	15,400	2.4%

	2,773,880	2,555,079	218,801	8.6%

Operating Expenses
U.S. Cellular
Expenses excluding Depreciation, Amortization and Accretion	1,619,101	1,428,890	190,211	13.3%
Depreciation, Amortization and Accretion	363,551	317,905	45,646	14.4%
Loss on Impairment of Intangible Assets	—	49,595	(49,595)	N/M
Loss (Gain) on Assets Held for Sale	(725)	23,619	(24,344)	N/M

	1,981,927	1,820,009	161,918	8.9%

TDS Telecom
Expenses excluding Depreciation and Amortization	407,561	400,301	7,260	1.8%
Depreciation and Amortization	125,774	122,462	3,312	2.7%

	533,335	522,763	10,572	2.0%

Total Operating Expenses	2,515,262	2,342,772	172,490	7.4%

Operating Income
U.S. Cellular	136,161	94,678	41,483	43.8%
TDS Telecom	122,457	117,629	4,828	4.1%

	258,618	212,307	46,311	21.8%

Other Income (Expense)
Investment Income	52,741	37,911	14,830	39.1%
Interest and Dividend Income	14,369	14,823	(454)	(3.1%	)
(Loss) on Investments	(2,321)	(8,500)	6,179	N/M
Interest (Expense)	(147,378)	(128,957)	(18,421)	(14.3%	)
Minority Interest in Income of Subsidiary Trust	—	(16,678)	16,678	N/M
Other Income (Expense), Net	(6,649)	(14,488)	7,839	54.1%

	(89,238)	(115,889)	26,651	23.0%

Income Before Income Taxes	169,380	96,418	72,962	75.7%
Income Tax Expense	69,246	47,446	21,800	45.9%

Income Before Minority Interest	100,134	48,972	51,162	N/M
Minority Share of (Income), net of tax	(18,208)	(14,756)	(3,452)	(23.4%	)

Income From Continuing Operations	81,926	34,216	47,710	N/M
Discontinued Operations, net of taxes	4,351	(1,609)	5,960	N/M

Income Before Cumulative Effect of Accounting Change	86,277	32,607	53,670	N/M
Cumulative Effect of Accounting Change	—	(11,789)	11,789	N/M

Net Income	86,277	20,818	65,459	N/M
Preferred Dividend Requirement	(152)	(312)	160	N/M

Net Income Available to Common	$86,125	$20,506	$65,619	N/M

Basic Average Common Shares Outstanding (000s)	57,253	57,829	(576)	(1.0%	)
Basic Earnings (Loss) Per Share
Income From Continuing Operations	$1.42	$0.58	$0.84	N/M
Discontinued Operations	0.08	(0.03)	0.11	N/M
Cumulative Effect of Accounting Change	—	(0.20)	0.20	N/M

	$1.50	$0.35	$1.15	N/M

Diluted Average Common Shares Outstanding (000s)	57,520	57,924	(404)	(0.7%	)
Diluted Earnings (Loss) Per Share
Income From Continuing Operations	$1.41	$0.58	$0.83	N/M
Discontinued Operations	0.08	(0.03)	0.11	N/M
Cumulative Effect of Accounting Change	—	(0.20)	0.20	N/M

	$1.49	$0.35	$1.14	N/M

N/M - Percentage change not meaningful

7

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) ASSETS

	September 30, 2004	December 31, 2003

Current Assets
Cash and cash equivalents	$1,081,208	$937,651
Accounts receivable from customers and other	447,917	409,671
Materials and supplies, at average cost, and
other current assets	155,945	157,624

	1,685,070	1,504,946

Investments
Wireless license costs, net	1,184,014	1,189,326
Wireless license rights	42,037	42,037
Goodwill, net	852,124	887,937
Intangible Assets	27,417	24,448
Marketable equity securities	2,800,015	2,772,410
Investments in unconsolidated entities	215,629	214,885
Notes Receivable	5,252	6,476
Other investments	18,284	15,439

	5,144,772	5,152,958

Property, Plant and Equipment, net
U.S. Cellular	2,307,966	2,271,254
TDS Telecom	1,036,106	1,079,732

	3,344,072	3,350,986

Other Assets and Deferred Charges	90,398	83,925

Assets Held for Sale	115,970	100,523

	$10,380,282	$10,193,338

8a

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) LIABILITIES AND STOCKHOLDERS' EQUITY

	September 30, 2004	December 31, 2003

Current Liabilities
Current portion of long-term debt	$23,476	$23,712
Notes payable	55,000	—
Accounts payable	278,893	361,010
Advance billings and customer deposits	119,162	108,372
Accrued interest	31,802	31,884
Accrued taxes	110,931	46,107
Accrued compensation	68,034	69,290
Other current liabilities	60,194	56,570

	747,492	696,945

Deferred Liabilities and Credits
Deferred taxes	1,386,260	1,285,024
Derivative Liability	664,926	712,252
Asset Retirement Obligation	132,938	124,501
Other	58,865	119,076

	2,242,989	2,240,853

Long-term Debt, excluding current portion
Prepaid Forward Contracts	1,685,354	1,672,762
Other Long-term Debt	1,997,145	1,994,913

	3,682,499	3,667,675

Minority Interest	502,419	502,702

Liabilities Related to Assets Held for Sale	4,216	2,427

Preferred Shares	3,864	3,864

Common Stockholders' Equity
Common Shares, $.01 par value	564	563
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	1,816,752	1,843,468
Treasury Shares	(452,263)	(493,714)
Accumulated other comprehensive income	342,258	296,820
Retained earnings	1,489,428	1,431,671

	3,196,803	3,078,872

	$10,380,282	$10,193,338

8b

BALANCE SHEET HIGHLIGHTS SEPTEMBER 30, 2004 (Unaudited, dollars in thousands)

	U.S. Cellular	TDS Telecom	TDS Corporate & Other	Intercompany Eliminations	TDS Consolidated

Cash and Cash Equivalents	$30,661	$357,533	$693,014	$—	$1,081,208
Affiliated Cash Investments	56	493,321	—	(493,377)	—
Notes Receivable--Affiliates	—	—	391,901	(391,901)	—

	$30,717	$850,854	$1,084,915	$(885,278)	$1,081,208

Cellular License, Goodwill and Intangibles, net	$1,678,811	$426,781	$—	$—	$2,105,592
Marketable Equity Securities	249,571	67,512	2,482,932	—	2,800,015
Investment in Unconsolidated Entities	171,727	19,630	33,920	(9,648)	215,629
Notes Receivable	5,252	—	—	—	5,252
Long-term Notes Receivable - Affiliates	—	—	400	(400)	—
Other Investments	—	14,909	3,375	—	18,284

	$2,105,361	$528,832	$2,520,627	$(10,048)	$5,144,772

Property, Plant and
Equipment, net	$2,307,966	$1,036,106	$—	$—	$3,344,072

Notes Payable:external	$55,000	$—	$—	$—	$55,000
cash management	—	—	493,377	(493,377)	—
intercompany	—	391,901	—	(391,901)	—

	$55,000	$391,901	$493,377	$(885,278)	$55,000

Prepaid Forward Contracts	$159,856	$41,182	$1,484,316	$—	$1,685,354

Long-term Debt:
Current Portion	$3,000	$18,362	$2,114	$—	$23,476
Affiliated	—	400	—	(400)	—
Non-current Portion	1,000,817	231,469	764,859	—	1,997,145

Total	$1,003,817	$250,231	$766,973	$(400)	$2,020,621

Preferred Shares	$—	$—	$3,864	$—	$3,864

Construction Expenditures:
Quarter Ended 9/30/04	$131,648	$38,769	$1,142		$171,559
Nine Months Ended 9/30/04	$394,762	$98,398	$3,514		$496,674

9

TDS Telecom Highlights Three Months Ended September 30, (Unaudited, dollars in thousands)

			Increase (Decrease)

	2004	2003	Amount	Percent

Local Telephone Operations
Operating Revenues
Local Service	$51,132	$50,370	$762	1.5%
Network Access and Long-Distance	91,693	91,050	643	0.7%
Miscellaneous	22,450	23,230	(780)	(3.4%	)

	165,275	164,650	625	0.4%

Operating Expenses
Network Operations	45,205	41,240	3,965	9.6%
Customer Operations	22,599	23,723	(1,124)	(4.7%	)
Corporate Expenses	21,303	20,848	455	2.2%
Depreciation and Amortization	32,667	32,059	608	1.9%

	121,774	117,870	3,904	3.3%

Operating Income	$43,501	$46,780	$(3,279)	(7.0%	)

Competitive Local Exchange Carrier Operations
Revenues	$56,522	$53,468	$3,054	5.7%

Expenses excluding Depreciation and Amortization	57,665	53,215	4,450	8.4%
Depreciation and Amortization	9,387	8,545	842	9.9%

	67,052	61,760	5,292	8.6%

Operating (Loss)	$(10,530)	$(8,292)	$(2,238)	(27.0%	)

Intercompany Revenues	$(1,230)	$(707)	$(523)	N/M
Intercompany Expenses	(1,230)	(707)	(523)	N/M

	—	—	—	N/M

Total TDS Telecom Operating Income	$32,971	$38,488	$(5,517)	(14.3%	)

N/M - Percentage change not meaningful.

10

TDS Telecom Highlights Nine Months Ended September 30, (Unaudited, dollars in thousands)

			Increase (Decrease)

	2004	2003	Amount	Percent

Local Telephone Operations
Operating Revenues
Local Service	$152,778	$149,163	$3,615	2.4%
Network Access and Long-Distance	269,376	269,140	236	0.1%
Miscellaneous	65,757	65,749	8	0.0%

	487,911	484,052	3,859	0.8%

Operating Expenses
Network Operations	118,906	119,219	(313)	(0.3%	)
Customer Operations	68,553	69,481	(928)	(1.3%	)
Corporate Expenses	61,797	62,123	(326)	(0.5%	)
Depreciation and Amortization	97,639	97,799	(160)	(0.2%	)

	346,895	348,622	(1,727)	(0.5%	)

Operating Income	$141,016	$135,430	$5,586	4.1%

Competitive Local Exchange Carrier Operations
Revenues	$171,039	$158,386	$12,653	8.0%

Expenses excluding Depreciation and Amortization	161,463	151,524	9,939	6.6%
Depreciation and Amortization	28,135	24,663	3,472	14.1%

	189,598	176,187	13,411	7.6%

Operating (Loss)	$(18,559)	$(17,801)	$(758)	(4.3%	)

Intercompany Revenues	$(3,158)	$(2,046)	$(1,112)	N/M
Intercompany Expenses	(3,158)	(2,046)	(1,112)	N/M

	--	--	--	N/M

Total TDS Telecom Operating Income	$122,457	$117,629	$4,828	4.1%

N/M - Percentage change not meaningful. 11